                          Verizon West Virginia Inc.

                                                                     EXHIBIT 23a

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 33-60126) of Verizon West Virginia Inc. of our report dated January 31, 2002, with respect to the financial statements and the financial statement schedule of Verizon West Virginia Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 2001.

/s/Ernst & Young LLP

New York, New York
March 20, 2002